SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                May 12, 1999

               (Date of Report, date of earliest event reported)



                        TITANIUM METALS CORPORATION

             (Exact name of Registrant as specified in its charter)



                Delaware                  0-28538             13-5630895
               (State or other          (Commission         (IRS Employer
                jurisdiction of          File Number)        Identification
                incorporation)                               Number)

                    1999 Broadway, Suite 4300, Denver, CO       80202
                  (Address of principal executive offices)    (Zip Code)


                                  (303) 296-5600
              (Registrant's telephone number, including area code)


                                  Not Applicable
             (Former name or address, if changed since last report)

Item 5:   Other Events

     On May 12, 1999 the Registrant issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant's declaration of a dividend and the results of the election of directors at its annual meeting of shareholders.


Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

            Item No.    Exhibit List

             99.1       Press release dated May 12, 1999 issued by Registrant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TITANIUM METALS CORPORATION
                              (Registrant)




                              By: /s/ Robert E. Musgraves
                                     Robert E. Musgraves
                                     Vice President, General Counsel
                                     and Secretary



Date: May 12, 1999